R3 Global Dividend Growth ETF

GDVD

a series of Northern Lights Fund Trust IV (the “Fund”)

Supplement dated May 8, 2023

to the Fund’s Prospectus and Statement of Additional Information (“SAI”) dated March 26, 2022

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Effective May 18, 2023, the Fund will make monthly dividend distributions. Accordingly, the following paragraph replaces the second paragraph under the heading “Dividends, Other Distributions and Taxes” on page 16 of the Prospectus:

Ordinarily, dividends from net investment income, if any, are declared and paid monthly by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders annually. The Fund may also pay a special distribution at the end of a calendar year to comply with federal tax requirements.

Additionally, effective May 18, 2023, a Creation Unit will be composed of 10,000 shares. Therefore, all references in the Prospectus and SAI to a Creation Unit being a large block of 25,000 shares be disregarded and are hereby replaced with references to a Creation Unit being a large block of 10,000 shares.

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You should read this Supplement in conjunction with the Fund’s Prospectus, Summary Prospectus and SAI dated March 26, 2022, which provide information that you should know about the Fund before investing. The Fund’s Prospectus and SAI have each been filed with the U.S. Securities and Exchange Commission and are incorporated by reference. Copies of these documents may be obtained without charge by visiting www.R3ETFs.com or by calling 833-ASK-R3GC ((833) 275-7342).